Exhibit 99.1

For Immediate Release
Feb. 27, 2015

PNM Resources Reports Fourth Quarter and Year-End Results
2015 Earnings Guidance Affirmed, Conference call set for 11 a.m. Eastern today

PNM Resources (In millions, except EPS)

	Q4 2014	Q4 2013	YE 2014	YE 2013
GAAP net earnings	$19.0	$7.6	$116.3	$100.5
GAAP diluted EPS	$0.24	$0.10	$1.45	$1.25
Ongoing net earnings	$19.5	$16.7	$119.6	$113.5
Ongoing diluted EPS	$0.24	$0.21	$1.49	$1.41

(ALBUQUERQUE, N.M.) - PNM Resources (NYSE: PNM) today released the company’s 2014 fourth quarter earnings results. In addition, management affirmed its 2015 consolidated ongoing earnings guidance range of $1.50 to $1.62 per diluted share.

“The company’s solid performance in 2014 is clear evidence that we continue to effectively manage the businesses, and that the combination of the PNM and TNMP markets creates a beneficial, diversified balance,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO.  “Key to the company’s ongoing success is our focus on serving our customers with reliable and affordable energy. In 2014, both utilities achieved superior levels of reliability and PNM’s customer satisfaction numbers increased significantly. We will build on that momentum by continuing to pursue initiatives that provide value to customers and shareholders and deliver sustainable, diverse and affordable power in ways that protect the environment.”

SEGMENT REPORTING OF 2014 FOURTH QUARTER AND YEAR-END EARNINGS
PNM - a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.
PNM (In millions, except EPS)

	Q4 2014	Q4 2013	YE 2014	YE 2013
GAAP net earnings	$13.8	$2.5	$86.8	$87.6
GAAP diluted EPS	$0.17	$0.03	$1.08	$1.09
Ongoing net earnings	$12.4	$11.5	$88.0	$93.5
Ongoing diluted EPS	$0.16	$0.14	$1.10	$1.16
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PNM Resources Reports Q4 Earnings            2-27-15                    p. 2 of 3

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PNM’s fourth quarter ongoing earnings benefitted from rate relief, a 2013 contribution made to the PNM Resources Foundation that did not recur in 2014, higher market prices for Palo Verde unit 3, and AFUDC. These were partially offset by the termination of the Gallup wholesale generation contract, the acceleration of a planned plant outage at the Afton Generating Station, a decline in load, and mild weather.

TNMP - an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q4 2014	Q4 2013	YE 2014	YE 2013
GAAP net earnings	$ 9.1	$6.9	$37.8	$29.1
GAAP diluted EPS	$0.11	$0.09	$0.47	$0.36
Ongoing net earnings	$9.1	$6.9	$37.8	$29.1
Ongoing diluted EPS	$0.11	$0.09	$0.47	$0.36

•
TNMP’s fourth quarter ongoing earnings benefitted from rate relief, a 2013 contribution made to the PNM Resources Foundation that did not recur in 2014, and decreased O&M expenses. These gains were partially offset by mild weather.

Corporate and Other - a segment that reflects costs at the PNM Resources holding company, mainly comprised of interest expense related to debt.

Corporate and Other (In millions, except EPS)

	Q4 2014	Q4 2013	YE 2014	YE 2013
GAAP net earnings (loss)	($3.9)	($1.8)	($8.4)	($16.2)
GAAP diluted EPS	($0.05)	($0.02)	($0.10)	($0.20)
Ongoing net earnings (loss)	($2.1)	($1.7)	($6.2)	($9.1)
Ongoing diluted EPS	($0.03)	($0.02)	($0.08)	($0.11)

Financial materials are available at http://www.pnmresources.com/investors/results.cfm.
FOURTH QUARTER CONFERENCE CALL: 11 AM EASTERN TODAY
PNM Resources will discuss fourth quarter and year-end earnings results during a live conference call and webcast today at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm. Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software. Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10060529. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (866) 807-9684 or (412) 317-5415 fifteen minutes prior to the event and referencing “the PNM Resources fourth quarter conference call.”

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PNM Resources Reports Q4 Earnings            2-27-15                p. 3 of 3

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2014 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,707 megawatts of generation capacity and provides electricity to more than 753,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com

CONTACTS:
Analysts                        Media
Jimmie Blotter                        Pahl Shipley
(505) 241-2227                    (505) 241-2782

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources’ (“PNMR”), Public Service Company of New Mexico’s (“PNM”), or Texas-New Mexico Power Company’s (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

Non-GAAP Financial Measures
The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”). The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Management is generally not able to estimate the impact of the reconciling items between ongoing earnings guidance and forecasted GAAP net earnings, nor their probable impact on GAAP net earnings; therefore, management is generally not able to provide a corresponding GAAP equivalent for earnings guidance.

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PNM Resources
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$13,822	$9,116	$(3,947)	$18,991
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	(3,899)	—	—	(3,899)
Net change in unrealized impairments of available-for-sale securities[2]	12	—	—	12
New Mexico corporate income tax rate change[3]	(312)	—	—	(312)
Regulatory disallowance[4]	643	—	—	643
State tax credit and NOL impairment[3]	2,145	—	1,877	4,022
Total Adjustments	(1,411)	—	1,877	466
Ongoing Earnings (Loss)	$12,411	$9,116	$(2,070)	$19,457

Year Ended December 31, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$86,798	$37,807	$(8,351)	$116,254
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[5]	(3,940)	—	—	(3,940)
Net change in unrealized impairments of available-for-sale securities[2]	529	—	—	529
New Mexico corporate income tax rate change[3]	(312)	—	241	(71)
Process improvement initiatives[6]	1,115	34	—	1,149
San Juan Coal Company audit arbitration[7]	1,015	—	—	1,015
Regulatory disallowance[4]	643	—	—	643
State tax credit and NOL impairment[3]	2,145	—	1,877	4,022
Total Adjustments	1,195	34	2,118	3,347
Ongoing Earnings (Loss)	$87,993	$37,841	$(6,233)	$119,601

2014 income tax effects calculated using tax rates of 35.00% for TNMP and 39.42% for other segments.

The impacts of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Pre-tax[8] impacts reflected as $6,134 thousand increase in "Electric Operating Revenues" and $302 thousand reduction in "Cost of energy"
[2]Pre-tax[8] impact reflected in "Gains on available-for-sale securities"
[3]Impact reflected in "Income Taxes"
[4]Pre-tax[8] impact reflected in "Regulatory disallowances"
[5]Pre-tax[8] impacts reflected as $5,996 thousand increase in "Electric Operating Revenues" and $507 thousand reduction in "Cost of energy"
[6]Pre-tax[8] Impact reflected in "Administrative and general"
[7]Pre-tax[8] Impact reflected in "Cost of energy"
[8]Tax impacts reflected in "Income Taxes"

PNM Resources
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2013
GAAP Net Earnings (Loss) Attributable to PNMR:	$2,507	$6,920	$(1,780)	$7,647
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	2,411	—	—	2,411
Net change in unrealized impairments of available-for-sale securities[2]	226	—	—	226
Loss on reacquired debt[3]	—	—	57	57
Regulatory disallowance[4]	6,343	—	—	6,343
Total Adjustments	8,980	—	57	9,037
Ongoing Earnings (Loss)	$11,487	$6,920	$(1,723)	$16,684

Year Ended December 31, 2013
GAAP Net Earnings (Loss) Attributable to PNMR:	$87,627	$29,090	$(16,210)	$100,507
Adjusting items, net of income tax effects
New Mexico corporate income tax rate change[5]	—	—	1,234	1,234
Mark-to-market impact of economic hedges[6]	(1,127)	—	—	(1,127)
Net change in unrealized impairments of available-for-sale securities[2]	(380)	—	—	(380)
Loss on reacquired debt[3]	—	—	1,964	1,964
State tax credit impairment[5]	—	—	3,880	3,880
Regulatory disallowance[4]	7,391	—	—	7,391
Total Adjustments	5,884	—	7,078	12,962
Ongoing Earnings (Loss)	$93,511	$29,090	$(9,132)	$113,469

Income tax effects calculated using tax rates of 35.00% for TNMP and 39.59% for all other segments unless otherwise noted

The impacts of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Pre-tax[7] impacts reflected as $4,728 thousand reduction in "Electric Operating Revenues" and $736 thousand reduction in "Cost of energy"
[2]Pre-tax[7] impact reflected in "Gains on available-for-sale securities"
[3]Pre-tax[7] impact reflected in "Other (deductions)"
[4]Pre-tax[7] impact reflected in "Regulatory disallowances"
[5]Impact reflected in "Income Taxes"
[6]Pre-tax[7] impacts reflected as $293 thousand increase in "Electric Operating Revenues" and $1,573 thousand reduction in "Cost of energy"
[7]Tax impacts reflected in "Income Taxes"

PNM Resources
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.17	$0.11	$(0.05)	$0.24
Adjusting items
Mark-to-market impact of economic hedges	(0.05)	—	—	(0.05)
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
NM Corporate income tax rate change	—	—	—	—
Regulatory disallowance	0.01	—	—	0.01
State tax credit and NOL impairment	0.03	—	0.02	0.05
Total Adjustments	(0.01)	—	0.02	0.01
Ongoing Earnings (Loss)	$0.16	$0.11	$(0.03)	$0.24
Average Diluted Shares Outstanding: 80,280,319

Year Ended December 31, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.08	$0.47	$(0.10)	$1.45
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	(0.05)	—	—	(0.05)
Net change in unrealized impairments of available-for-sale securities	0.01	—	—	0.01
NM Corporate income tax rate change	—	—	—	—
Process Improvement Initiatives	0.01	—	—	0.01
San Juan Coal Company audit arbitration	0.01	—	—	0.01
Regulatory disallowance	0.01	—	—	0.01
State tax credit and NOL impairment	0.03	—	0.02	0.05
Total Adjustments	0.02	—	0.02	0.04
Ongoing Earnings (Loss)	$1.10	$0.47	$(0.08)	$1.49
Average Diluted Shares Outstanding: 80,279,445

Tables may not appear visually accurate due to rounding.

PNM Resources
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2013
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.03	$0.09	$(0.02)	$0.10
Adjusting items
Mark-to-market impact of economic hedges	0.03	—	—	0.03
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
Loss on reacquired debt	—	—	—	—
Regulatory disallowance	0.08	—	—	0.08
Total Adjustments	0.11	—	—	0.11
Ongoing Earnings (Loss)	$0.14	$0.09	$(0.02)	$0.21
Average Diluted Shares Outstanding: 80,355,172

Year Ended December 31, 2013
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.09	$0.36	$(0.20)	$1.25
Adjusting items
New Mexico corporate income tax rate change	—	—	0.02	0.02
Mark-to-market impact of economic hedges	(0.01)	—	—	(0.01)
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
Loss on reacquired debt	—	—	0.02	0.02
State tax credit impairment	—	—	0.05	0.05
Regulatory disallowance	0.09	—	—	0.09
Total Adjustments	0.08	—	0.09	0.16
Ongoing Earnings (Loss)	$1.16	$0.36	$(0.11)	$1.41
Average Diluted Shares Outstanding: 80,430,929

Tables may not appear visually accurate due to rounding.

PNM Resources
Schedule 5
Consolidated Statement of Earnings
(Preliminary and Unaudited)

	Year Ended December 31,
	2014	2013	2012
	(In thousands, except per share amounts)
Electric Operating Revenues	$1,435,853	$1,387,923	$1,342,403
Operating Expenses:
Cost of energy	471,556	432,316	399,850
Administrative and general	171,111	179,210	187,740
Energy production costs	185,638	175,819	185,417
Regulatory disallowances	1,062	12,235	—
Depreciation and amortization	172,634	166,881	164,173
Transmission and distribution costs	66,571	70,124	71,125
Taxes other than income taxes	67,584	64,496	60,377
Total operating expenses	1,136,156	1,101,081	1,068,682
Operating income	299,697	286,842	273,721
Other Income and Deductions:
Interest income	8,483	10,043	13,072
Gains on available-for-sale securities	10,527	10,612	12,965
Other income	12,048	10,572	12,746
Gain on sale of First Choice	—	—	1,012
Other (deductions)	(10,481)	(21,552)	(17,636)
Net other income and deductions	20,577	9,675	22,159
Interest Charges	119,627	121,448	120,845
Earnings before Income Taxes	200,647	175,069	175,035
Income Taxes	69,738	59,513	54,910
Net Earnings	130,909	115,556	120,125
(Earnings) Attributable to Valencia Non-controlling Interest	(14,127)	(14,521)	(14,050)
Preferred Stock Dividend Requirements of Subsidiary	(528)	(528)	(528)
Net Earnings Attributable to PNMR	$116,254	$100,507	$105,547
Net Earnings Attributable to PNMR per Common Share:
Basic	$1.46	$1.26	$1.32
Diluted	$1.45	$1.25	$1.31